SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: January 19, 1999

                             Washington Mutual, Inc.
             (Exact Name of Registrant as specified in its charter)

         Washington                  0-25188                91-1653725
  (State or Other Jurisdiction (Commission File Number)(IRS Identification No.)
        of Incorporation)

          1201 Third Avenue, Seattle, Washington       98101
           Address of Principal Executive Office     Postal Code

                                  206-461-2000
                Registrant's telephone number including area code

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) 1.   Press Release dated January 19, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WASHINGTON MUTUAL, INC.


Date:  January 22, 1999            By:/s/ Fay L. Chapman
                                   Executive Vice President
                                    and  General Counsel